UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2004
                                                 -------------------------------

                             ALIGN TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-32259                  94-3267295
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

      881 Martin Avenue, Santa Clara, California                   95050
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      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (408) 470-1000
                                                   --------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

      On June 7, 2004, Align Technology, Inc. (Align) announced that Warren S. Thaler been appointed to the Board of Directors of Align.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits.

   Exhibit No.    Description
----------------  --------------------------------------------------------------

      99.1        Press Release, dated June 7, 2004 for Align Technology, Inc.
                  announcing the appointment of Warren S. Thaler to the Board of Directors of Align.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2004                            ALIGN TECHNOLOGY, INC.

                                               By: /s/ Eldon M. Bullington
                                                   -----------------------------
                                                   Eldon M. Bullington
                                                   Vice President of Finance and
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS

   Exhibit No.    Description
----------------  --------------------------------------------------------------

      99.1        Press Release, dated June 7, 2004 for Align Technology, Inc.
                  announcing the appointment of Warren S. Thaler to the Board of Directors of Align.